EXHIBIT 10.15

                           PLEDGE AND ESCROW AGREEMENT

      THIS PLEDGE AND ESCROW AGREEMENT (the "Escrow Agreement") is made and entered into as of October 12, 2005 (the "Effective Date") by and among OXFORD VENTURES, INC., a corporation organized and existing under the laws of the State of Nevada (the "Pledgee"), and ULURU, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower" or Pledgor"), Kerry P. Gray, the Borrower's controlling shareholder (the "Shareholder"), and GOTTBETTER & PARTNERS, LLP, a New York limited liability partnership, as escrow agent (the "Escrow Agent").

                                    RECITALS:

      WHEREAS, in order to secure the Borrower's obligations under a certain Bridge Loan Agreement, together with the related Bridge Loan Promissory Note and Security Agreement, all of even date herewith (collectively referred to as the "Loan Documents") (capitalized terms not otherwise defined in this Escrow Agreement shall have the meanings ascribed to them in the other Loan Documents), the Shareholder has agreed to pledge 1,200 shares of the Borrower's common stock to the Pledgee, which shares constitute the Borrower Control Shares.

      NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                              TERMS AND CONDITIONS

      1. PLEDGE AND TRANSFER OF PLEDGED SHARES; DEPOSIT OF BORROWER CONTROL SHARES.

            1.1. The Shareholder hereby grants to the Pledgee a security interest in the Borrower Control Shares and all Pledged Shares as security for the Borrower's obligations under the Loan Documents. Simultaneously with the execution of the Loan Documents, the Shareholder shall deliver to the Escrow Agent stock certificates representing Borrower Control Shares, together with duly executed stock powers or other appropriate transfer documents executed in blank by the Shareholder (the "Borrower Control Share Transfer Documents"), and such stock certificates and the Borrower Control Share Transfer Documents shall be held by the Escrow Agent until the full payment of all amounts due to the Pledgee under the Loan Documents and through repayment in accordance with the terms of the Loan Documents, or the termination or expiration of this Escrow Agreement.

            1.2. The Borrower Control Share Transfer Documents are sometimes hereinafter referred to as the "Transfer Documents"). Such stock certificates and Transfer Documents are being delivered to Escrow Agent contemporaneously with the execution and delivery of this Agreement and shall be held by the Escrow Agent until the full payment of all amounts due to the Pledgee under the Loan Documents and through repayment in accordance with the terms of the Loan Documents, or the termination or expiration of this Escrow Agreement.

      2.    RIGHTS RELATING TO BORROWER CONTROL SHARES.

            2.1. The Shareholder shall have the right to vote the Borrower Control at all meetings of the Borrower's stockholders to the same extent as if such Borrower Control Shares were held by the Shareholder; provided that no Event of Default (as defined herein) has occurred and is continuing following the expiration of the applicable Cure Period, as defined in the Bridge Loan Agreement and the Security Agreement, and that the Borrower is not in default in the performance of any term of the Security Agreement.

            2.2. Upon the occurrence of an Event of Default and the continuance thereof following the expiration of the applicable Cure Period, the Pledgee shall be entitled to vote the Borrower Control Shares, to receive dividends and other distributions thereon, and to enjoy all other rights and privileges incident to the ownership of the Borrower Control Shares.

      3. RELEASE OF BORROWER CONTROL SHARES FROM ESCROW. Upon the payment of all amounts due to the Pledgee under the Loan Documents by repayment in accordance with the terms of the Note, the parties hereto shall notify the Escrow Agent to such effect in writing. Upon receipt of such written notice:

            3.1. the Escrow Agent shall return to the Borrower the Transfer Documents and the certificates representing the Borrower Control Shares (the "Pledged Materials"), whereupon any and all rights of Pledgee in the Pledged Materials shall be terminated; and

            3.2. Notwithstanding anything to the contrary contained herein, upon full payment of all amounts due to the Pledgee under the Loan Documents, by repayment in accordance with the terms of the Note, this Escrow Agreement and Pledgee's security interest and rights in and to the Borrower Control Shares shall terminate.

      4. EVENT OF DEFAULT. An "Event of Default" shall be deemed to have occurred under this Escrow Agreement upon an Event of Default under the Transaction Documents.

      5. REMEDIES. Upon the occurrence of an Event of Default, and the continuance of such Event of Default following the expiration of the applicable Cure Period, the Pledgee shall provide written notice of such Default (the "Default Notice") to the Escrow Agent, with a copy to the Borrower. As soon as practicable after receipt of the Default Notice, the Escrow Agent shall deliver to the Pledgee the Pledged Materials held by the Escrow Agent hereunder, whereupon the Pledgee may exercise all rights and remedies of a secured party with respect to such property as may be available under the Uniform Commercial Code as in effect in the State of New York.

      6.    CONCERNING THE ESCROW AGENT.

            6.1. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.


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

            6.2. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by it as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

            6.3. The Pledgee, the Shareholder and the Borrower hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Escrow Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys' fees and costs of defending any action, suit, or proceeding or resisting any claim (and any costs incurred by the Escrow Agent pursuant to Sections 6.4 or 6.5 hereof). The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys' fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Escrow Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Borrower.

            6.4. If any of the parties shall be in disagreement about the interpretation of this Escrow Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion deposit the Pledged Materials and the Borrower Control Share Documents with the Clerk of the United States District Court for the Southern District of New York, sitting in New York, New York, and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate. The Escrow Agent shall be indemnified by the Borrower and the Pledgee for all costs, including reasonable attorneys' fees in connection with the aforesaid proceeding, and shall be fully protected in suspending all or a part of its activities under this Escrow Agreement until a final decision or other settlement in the proceeding is received.

            6.5. The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by the Borrower and the Pledgee) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.


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

            6.6. The Escrow Agent may resign upon ten (10) days' written notice to the parties in this Escrow Agreement. If a successor Escrow Agent is not appointed within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

            6.7 Conflict Waiver. The Borrower and the Shareholder hereby acknowledges that the Escrow Agent is counsel to the Pledgee in connection with the transactions contemplated and referred to herein. The Borrower and the Shareholder agree that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Pledgee and the Borrower will not seek to disqualify such counsel and waives any objection the Borrower might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Escrow Agreement.

            6.8 Notices. Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered (with a copy by facsimile) in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

If to the Borrower, to:         Uluru Inc.
                                4939 Stonyford Drive
                                Dallas, TX 75287
                                Attn: Kerry P. Gray, President and
                                      Chief Executive Officer
                                Telephone: 972 250 6383
                                Facsimile: 972 258 6383

With a copy to:                 McGuireWoods LLP
                                1345 Avenue of the Americas
                                New York, NY 10105
                                Attention: Louis W. Zehil, Esq.
                                Telephone: (212) 548-2138
                                Facsimile: (212) 548-2175

If to the Pledgee, to:          Oxford Ventures, Inc.
                                4655 East Ivy Street, Suite 101
                                Mesa, AZ  85215
                                Attn: Daniel Leonard
                                Telephone: (402) 763-9511
                                Facsimile: (402) 681-4635

With copy to:                   Gottbetter & Partners, LLP
                                488 Madison Avenue, 12th Floor
                                New York, NY 10022
                                Attention: Adam S. Gottbetter, Esq.
                                Telephone: (212) 400-6900
                                Facsimile: (212) 400-6901


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

If to the Escrow Agent, to:     Gottbetter & Partners, LLP
                                488 Madison Avenue, 12th Floor
                                New York, NY 10022
                                Telephone: (212) 400-6900
                                Facsimile: (212) 400-6901

If to Shareholder:

                                Kerry P. Gray
                                c/o Uluru, Inc.
                                4939 Stonyford Drive
                                Dallas, TX 75287
                                Telephone:  972 250 6383
                                Facsimile:  972 258 6383

with a copy to:

                                McGuireWoods LLP
                                1345 Avenue of the Americas
                                New York, NY 10105
                                Attn: Louis W. Zehil , Esq.
                                Telephone: (212) 548-2138
                                Facsimile: (212) 548-2175

Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, or (b) five (5) days after deposit in the United States or Canadian mail, as applicable.

      7. BINDING EFFECT. All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

      8. GOVERNING LAW; VENUE; SERVICE OF PROCESS. The validity, interpretation and performance of this Escrow Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within that state except to the extent that Federal law applies. The parties hereto agree that any disputes, claims, disagreements, lawsuits, actions or controversies of any type or nature whatsoever that, directly or indirectly, arise from or relate to this Escrow Agreement, including, without limitation, claims relating to the inducement, construction, performance or termination of this Escrow Agreement, shall be brought in the state supreme courts located in New York County, New York or the United States District Court for the Southern District of New York located in New York, New York, and the parties hereto agree not to challenge the selection of that venue in any such proceeding for any reason, including, without limitation, on the grounds that such venue is an inconvenient forum. The parties hereto specifically agree that service of process may be made, and such service of process shall be effective if made, pursuant to Section 8 hereto.


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

      9. ENFORCEMENT COSTS. If any legal action or other proceeding is brought for the enforcement of this Escrow Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Escrow Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

      10. REMEDIES CUMULATIVE. No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute, or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

      11. COUNTERPARTS. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

      12. NO PENALTIES. No provision of this Escrow Agreement is to be interpreted as a penalty upon any party to this Escrow Agreement.

      13. JURY TRIAL. EACH OF THE PLEDGEE AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN PLEDGEE AND THE BORROWER, THIS PLEDGE AND ESCROW AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.


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

      IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Escrow Agreement as of the date first above written.


                                OXFORD VENTURES, INC.


                                By: /s/ Daniel Leonard
                                    --------------------------------------------
                                    Name:  Daniel Leonard
                                    Title: President and Chief Executive Officer


                                ULURU, INC.


                                By: /s/ Kerry P. Gray
                                    --------------------------------------------
                                    Name:  Kerry P. Gray
                                    Title:



                                KERRY P. GRAY


                                By: /s/ Kerry P. Gray
                                    --------------------------------------------


                                GOTTBETTER & PARTNERS, LLP
                                AS ESCROW AGENT


                                By: /s/ Adam S. Gottbetter
                                    --------------------------------------------
                                    Name: Adam S. Gottbetter, Esq.


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